1
EXHIBIT 31.2
PRINCIPAL FINANCIAL
OFFICER CERTIFICATION
PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULE 13a-14(a)/15d-14(a),
AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY
ACT OF 2002
I, Charles D. Knight, certify that:
1.
I have reviewed this Annual Report on Form 10-K of The Cato Corporation
(the “registrant”);
2.
Based
on
my
knowledge,
this
report
does
not
contain
any
untrue
statement
of
a
material
fact
or
omit
to
state
a
material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such statements were made, not misleading with respect to the period covered by this report;
3.
Based
on
my
knowledge,
the
financial
statements,
and
other
financial
information
included
in
this
report,
fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.
The
registrant’s
other
certifying
officer
and
I
are
responsible
for
establishing
and
maintaining
disclosure
controls
and
procedures
(as defined
in Exchange
Act Rules 13a-15(e)
and 15d-15(e))
and internal
control over
financial reporting
(as
defined
in
Exchange
Act
Rules
13a-15(f)
and
15d-15(f))
for
the
registrant
and have:
a)
Designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant,
including
its
consolidated
subsidiaries,
is
made
known
to
us
by
others
within
those
entities,
particularly during the period in which this report is being prepared;
b)
Designed such
internal control
over financial
reporting, or
caused such
internal control
over financial
reporting to
be
designed under our supervision,
to provide reasonable assurance
regarding the reliability
of financial reporting and
the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)
Evaluated
the
effectiveness
of
the
registrant’s
disclosure
controls
and
procedures
and
presented
in
this
report
our
conclusions
about
the
effectiveness
of
the
disclosure
controls
and
procedures,
as
of
the
end
of the period covered by this report based on such evaluation; and
d)
Disclosed
in
this
report
any
change
in
the
registrant’s
internal
control
over
financial
reporting
that
occurred
during
the
registrant’s
most
recent
fiscal
quarter
(the
registrant’s
fourth
fiscal
quarter
in
the
case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.
The registrant’s
other certifying
officer and
I have disclosed,
based on
our most recent
evaluation of
internal control
over
financial
reporting,
to
the registrant’s
auditors
and
the audit
committee
of the
registrant’s
board
of directors
(or
persons
performing the equivalent functions):
a)
All significant
deficiencies and material
weaknesses in the
design or operation
of internal
control over financial
reporting
which
are
reasonably
likely
to
adversely
affect
the
registrant’s
ability
to
record,
process, summarize and report financial information; and
b)
Any
fraud,
whether
or
not
material,
that
involves
management
or
other
employees
who
have
a
significant role in the registrant’s internal
control over financial reporting.
Date: March 25, 2026
/s/ Charles D. Knight
Charles D. Knight
Executive Vice President
Chief Financial Officer